SEC. File Nos.  33-6180
                                                          811-4694

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-1A
                       Registration Statement
                                Under
                      the Securities Act of 1933
                   Post-Effective Amendment No. 15
                                 and
                        Registration Statement
                                Under
                  The Investment Company Act of 1940
                           Amendment No. 17

               THE AMERICAN FUNDS TAX-EXEMPT SERIES II
           (Exact Name of Registrant as specified in charter)
                       333 South Hope Street
                   Los Angeles, California 90071
             (Address of principal executive offices)

          Registrant's telephone number, including area code:
                         (213) 486-9200


                        JULIE F. WILLIAMS
                      333 South Hope Street
                  Los Angeles, California 90071
            (name and address of agent for service)


                             Copies to:
                     Robert E. Carlson, Esq.
             PAUL, HASTINGS, JANOFSKY & WALKER LLP
                555 S. Flower Street, 23rd Floor
                  Los Angeles, CA  90071-2371
                  (Counsel for the Registrant)

      Title of Securities being Registered: Shares of beneficial interest

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on November 1, 1997, pursuant to paragraph (b) of rule 485.

THE AMERICAN FUNDS TAX-EXEMPT SERIES II
The Tax-Exempt Fund of California
CROSS REFERENCE SHEET

ITEM NUMBER OF

PART "A" OF FORM N-1A                                      CAPTIONS IN PROSPECTUS (PART "A")

 1.       COVER PAGE                         COVER PAGE

 2.       SYNOPSIS                           EXPENSES

 3.       CONDENSED FINANCIAL INFORMATION    FINANCIAL HIGHLIGHTS; INVESTMENT RESULTS

 4.       GENERAL DESCRIPTION OF REGISTRANT   FUND ORGANIZATION AND MANAGEMENT; INVESTMENT POLICIES AND

                                             RISKS; SECURITIES AND INVESTMENT TECHNIQUES

 5.       MANAGEMENT OF THE FUND             FINANCIAL HIGHLIGHTS; FUND ORGANIZATION AND MANAGEMENT

 6.       CAPITAL STOCK AND OTHER SECURITIES   INVESTMENT POLICIES AND RISKS; FUND ORGANIZATION AND MANAGEMENT;

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES

 7.       PURCHASE OF SECURITIES BEING OFFERED   PURCHASING SHARES; FUND ORGANIZATION AND MANAGEMENT; OTHER IMPORTANT

                                             THINGS TO REMEMBER

 8.       REDEMPTION OR REPURCHASE           SELLING SHARES

 9.       LEGAL PROCEEDINGS                  N/A



  ITEM NUMBER OF                                       CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                                      ADDITIONAL INFORMATION (PART "B")

10.       COVER PAGE                         COVER

11.       TABLE OF CONTENTS                  TABLE OF CONTENTS

12.       GENERAL INFORMATION AND HISTORY    N/A

13.       INVESTMENT OBJECTIVES AND POLICIES   DESCRIPTION OF CERTAIN SECURITIES; FUNDAMENTAL POLICIES AND INVESTMENT

                                             RESTRICTIONS

14.       MANAGEMENT OF THE REGISTRANT       TRUST OFFICERS AND TRUSTEES

15.       CONTROL PERSONS AND PRINCIPAL HOLDERS   TRUST OFFICERS AND TRUSTEES; FUND ORGANIZATION AND MANAGMENT (PART "A")

16.       INVESTMENT ADVISORY AND OTHER SERVICES   TRUST OFFICERS AND TRUSTEES; FUND ORGANIZATION AND MANAGEMENT (PART "A");

                                             GENERAL INFORMATION; MANAGEMENT

17.       BROKERAGE ALLOCATION AND OTHER PRACTICES   EXECUTION OF PORTFOLIO TRANSACTIONS; FUND ORGANIZATION AND MANAGEMENT

                                             (PART "A")

18.       CAPITAL STOCK AND OTHER SECURITIES   N/A

19.       PURCHASE, REDEMPTION AND PRICING OF   PURCHASE OF SHARES; REDEEMING SHARES; SHAREHOLDER

          SECURITIES BEING OFFERED           ACCOUNT SERVICES AND PRIVILEGES; PURCHASING SHARES (PART "A"); GENERAL

                                             INFORMATION

20.       TAX STATUS                         DIVIDENDS AND DISTRIBUTIONS; ADDITIONAL INFORMATION CONCERNING TAXES

21.       UNDERWRITER                        MANAGEMENT; FUND ORGANIZATION AND MANAGEMENT (PART "A")

22.       CALCULATION OF PERFORMANCE DATA    INVESTMENT RESULTS

23.       FINANCIAL STATEMENTS               FINANCIAL STATEMENTS




ITEM IN PART "C"

24.       FINANCIAL STATEMENTS AND EXHIBITS

25.       PERSONS CONTROLLED BY OR UNDER

          COMMON CONTROL WITH REGISTRANT

26.       NUMBER OF HOLDERS OF SECURITIES

27.       INDEMNIFICATION

28.       BUSINESS AND OTHER CONNECTIONS OF

          INVESTMENT ADVISER

29.       PRINCIPAL UNDERWRITERS

30.       LOCATION OF ACCOUNTS AND RECORDS

31.       MANAGEMENT SERVICES

32.       UNDERTAKINGS


  SIGNATURE PAGE

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                     The Tax-Exempt Fund of California(SM)

                                   Prospectus


                                NOVEMBER 1, 1997

THE TAX-EXEMPT FUND OF CALIFORNIA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                     3    Investment Results                     10
 ................................  .............................................
Financial Highlights         4    Dividends, Distributions and Taxes     11
 ................................  .............................................
Investment Policies and           Fund Organization and Management       13
  Risks                      5
 ................................  .............................................
Securities and Investment         Shareholder Services                   16
  Techniques                 5
 ................................
Multiple Portfolio
  Counselor System           9
--------------------------------------------------------------------------------

The fund's investment objective is to provide investors with a high level of current income exempt from federal and California income taxes. Consistent with this primary objective is the additional objective of preservation of capital. It seeks to achieve its objectives by investing primarily in investment grade tax-exempt securities issued by the State of California, its political subdivisions, municipalities and public authorities.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

20-010-1197

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                     4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                         0.41%
 ................................................................................
12b-1 expenses                                                          0.23%/1/
 ................................................................................
Other expenses                                                          0.08%
 ................................................................................
Total fund operating expenses                                           0.72%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                 $ 55
 ................................................................................
Three years                                                              $ 69
 ................................................................................
Five years                                                               $ 86
 ................................................................................
Ten years                                                                $133

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                 YEAR ENDED AUGUST 31
                                                 ....................
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
             -------------------------------------------------------------------------------------------
Net asset value,
beginning of period      $15.78  $15.74  $15.40  $16.30  $15.21  $14.59  $13.87  $14.16  $13.63  $13.72
--------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income       .83     .84     .86     .84     .84     .85     .85     .84     .86     .82
 ........................................................................................................
Net realized and
unrealized gain (loss)
on investments              .53     .04     .34    (.84)   1.09     .62     .72    (.29)    .53    (.09)
 ........................................................................................................
Total income from
 investment operations     1.36     .88    1.20     .00    1.93    1.47    1.57     .55    1.39     .73
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.83)   (.84)   (.86)   (.84)   (.84)   (.85)   (.85)   (.84)   (.86)   (.82)
 ........................................................................................................
Distributions from net
realized gains             (.09)    --      --     (.06)    --      --      --      --      --      --
 ........................................................................................................
Total distributions        (.92)   (.84)   (.86)   (.90)   (.84)   (.85)   (.85)   (.84)   (.86)   (.82)
 ........................................................................................................
Net asset value, end
of period                $16.22  $15.78  $15.74  $15.40  $16.30  $15.21  $14.59  $13.87  $14.16  $13.63
 ........................................................................................................
Total return /1/          8.80%   5.65%   8.16%   0.13%  13.08%  10.36%  11.56%   3.96%  10.41%   5.51%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (in millions)       $289  $  253  $  233  $  226  $  223  $  148  $  111  $   86  $   68  $   42
 ........................................................................................................
Ratio of expenses to
average net assets         .72%    .73%    .73%    .71%    .71%    .74%    .85%    .93%   1.00%    .93%
 ........................................................................................................
Ratio of net income to
average net assets        5.15%   5.25%   5.65%   5.28%   5.36%   5.66%   5.89%   5.92%   6.06%   6.02%
 ........................................................................................................
Portfolio turnover rate  15.68%  27.60%  41.36%  15.08%  16.82%  20.28%  33.72%  20.19%  44.56%  80.15%

/1/ Excludes maximum sales charge of 4.75%.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The investment objective of the fund is to provide a high level of current income exempt from federal and California income taxes. Consistent with this primary objective is the additional objective of preserving the fund's capital.

Under normal market conditions, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and California income taxes. The assets of the fund will be invested primarily in securities rated at the time of purchase within the four highest categories for bonds and the two highest categories for notes and commercial paper by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or in securities that are unrated but determined to be of comparable quality.

Up to 20% of the fund's assets may be invested in tax-exempt bonds rated Ba and BB or below (or in comparable unrated tax-exempt bonds). The fund may invest up to 20% of assets in certain tax-exempt securities believed to pay interest constituting an item of tax preference subject to federal alternative minimum taxes; therefore, while the fund's distributions are not subject to regular federal income tax, a portion may be included in determining a shareholder's federal alternative minimum tax. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets unless otherwise stated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.


THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, their prices decline when interest rates rise and vice versa.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund may invest in bonds rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

MUNICIPAL BONDS

Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. The interest on these obligations is generally not included in gross income for federal income tax purposes.

The two principal classifications of municipal bonds are general obligation and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. Limited obligation or revenue bonds are secured by the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as zero coupon and pre-refunded bonds, as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

PORTFOLIO COMPOSITION

The average monthly composition of the fund's portfolio as a percentage of its average net assets based on the higher of Moody's or S&P ratings for the fiscal year ended August 31, 1997 was as follows:

--------------------------------------------------------------------------------
Aaa/AAA                                                                39.63%
 ................................................................................
Aa/AA                                                                  11.71%
 ................................................................................
A/A                                                                    18.04%
 ................................................................................
Baa/BBB                                                                13.73%
 ................................................................................
Non-rated                                                              10.94%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
Baa/BBB                                                                 4.14%
 ................................................................................
Ba/BB                                                                   5.17%
 ................................................................................
B/B                                                                     1.63%

Money market instruments and cash made up an average of 5.95% of the fund's portfolio.

MUNICIPAL LEASE OBLIGATIONS

The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

VARIABLE AND FLOATING RATE OBLIGATIONS

The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals or whenever interest rates change. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

SPECIAL CONSIDERATIONS

Because the fund will invest primarily in securities issued by the State of California, its political subdivisions, municipalities and public authorities, the fund is more susceptible to factors adversely affecting issuers of California securities than would be a comparable municipal bond mutual fund which has not concentrated in issuers in a single state.

The fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects. The fund may, however, invest more than an aggregate of 25% of its assets in industrial development bonds.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                                YEARS OF EXPERIENCE AS
                                                               INVESTMENT PROFESSIONAL
                                                                    (APPROXIMATE)
                                                               .........................
                                        YEARS OF EXPERIENCE    WITH CAPITAL
                                       AS PORTFOLIO COUNSELOR  RESEARCH AND
PORTFOLIO COUNSELORS                     FOR THE TAX-EXEMPT     MANAGEMENT
 FOR THE TAX-EXEMPT                      FUND OF CALIFORNIA     COMPANY OR
 FUND OF CALIFORNIA   PRIMARY TITLE(S)     (APPROXIMATE)      ITS AFFILIATES TOTAL YEARS
----------------------------------------------------------------------------------------
NEIL L.               Senior Vice      11 years (since        19 years       19 years
LANGBERG              President        the fund began
                      of the fund.     operations)
                      Vice
                      President--
                      Investment
                      Management
                      Group, Capital
                      Research and
                      Management
                      Company
----------------------------------------------------------------------------------------
MARK R.               Vice             3 years                3 years        12 years
MACDONALD             President--
                      Investment
                      Management
                      Group, Capital
                      Research and
                      Management
                      Company
----------------------------------------------------------------------------------------
DAVID A.              Vice President,  4 years                6 years        9 years
HOAG                  Capital
                      Research
                      Company*
----------------------------------------------------------------------------------------

 The fund began operations on October 28, 1986
* A wholly owned subsidiary of Capital Research and Management Company

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may compare investment results on a taxable and tax equivalent basis to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

[X] TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

[X] YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

[X] DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1997)

AVERAGE
ANNUAL          THE FUND      THE FUND AT
TOTAL            AT NET         MAXIMUM
RETURNS:     ASSET VALUE/1/ SALES CHARGE1,2 LEHMAN3 LIPPER/4/
--------------------------------------------------------------------------------
One year         8.54%           3.42%       9.02%    8.84%
 ................................................................................
Five years       7.31%           6.26%       7.17%    6.79%
 ................................................................................
Ten years        8.41%           7.88%       8.77%    8.35%
 ................................................................................
Lifetime/5/      7.18%           6.70%       7.88%    7.09%
--------------------------------------------------------------------------------

Yield1,2: 4.24%
Distribution Rate2: 4.84%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ Lipper California Municipal Debt Funds Average is comprised of funds that limit their assets to those securities that are exempt from taxation in California.
/5/ The fund began investment operations on October 28, 1986.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[BAR CHART]
1987  -2.51
1988   8.46
1989   9.97
1990    5.6
1991   10.1
1992    8.25
1993   12.87
1994   -5.08
1995   17.59
1996    4.27
[END BAR CHART]

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The fund is permitted to pass through to its shareholders tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Capital gains are taxable whether they are reinvested or received in cash-- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and tax status of all income distributions paid during the prior year. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

It is anticipated that federal exempt-interest dividends paid by the fund and derived from interest on bonds exempt from California income taxation under the Constitution or statutes of California ("California municipal securities") will also be exempt from California corporate and personal income tax (although not from California franchise tax). To the extent the fund's dividends are derived from interest on debt obligations other than California municipal securities, such dividends will be subject to California state income tax even though the dividends may be exempt from federal income tax.

Any fund dividends derived from taxable interest income and any distributions of capital gains will not be exempt from federal or California income tax. With respect to states other than California, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on otherwise tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For example, a state may require that a fund hold a specified percentage of its bonds in order for the fund to pass through interest paid on these bonds to its shareholders on a state tax-exempt basis, whereas if the bonds were held directly by shareholders the interest would be exempt from state tax.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal

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                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

law also requires the fund to withhold 30% or the applicable tax treaty rate from certain dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1986. All fund operations are supervised by the fund's board of trustees who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus 3% of the fund's annual gross income. The total management fee paid by the fund as a percentage of average net assets for the previous fiscal year is discussed above under "Expenses."

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  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund as a percentage of average net assets for the previous fiscal year is discussed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND TRANSFER AGENT
American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                   AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                     CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                              (8 a.m. to 8 p.m. ET):
                                   800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California  92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas  78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana  46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia  23501-2280
Fax: 804/670-4773

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  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

[X] Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

[X] Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

[X] Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

[X] Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

[X] Retirement Plans

  Tax-exempt funds should not serve as retirement plan investments.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                                   $1,000
To add to an account                                                      $   50

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                         PERCENTAGE OF
                                      ...................
                                                             DEALER
                                                   NET    CONCESSION AS
                                      OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                              PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                       4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000           4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000          4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000         3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on all investments described above. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

[X] Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by", as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

[X] Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

[X] Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

[X] Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution, bank, savings association or credit union. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                                  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

  THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES
        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------

 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase contained in a translation,
 the English text shall prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071
This prospectus has been printed on recycled paper.
                              [LOGO RECYCLED PAPER]

24

                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II

                       THE TAX-EXEMPT FUND OF CALIFORNIA

                                  PART B
                   STATEMENT OF ADDITIONAL INFORMATION

                             NOVEMBER 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 1, 1997 of The American Funds Tax-Exempt Series II (the "Trust"). The Trust currently consists of one series, The Tax-Exempt Fund of California (the "fund"). The Prospectus may be obtained from your investment dealer or financial planner or by writing to the Trust at the following address:

                     The American Funds Tax-Exempt Series II
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

                               Table of Contents

Item                                                         Page No.



Description of Certain Securities and Investment Techniques    1

Investment Restrictions                                      8

Trust Officers and Trustees                                  11

Management                                                   14

Dividends and Distributions                                  17

Additional Information Concerning Taxes                      17

Purchase of Shares                                           22

Redeeming Shares                                             29

Shareholder Account Services and Privileges                  30

Execution of Portfolio Transactions                          32

General Information                                          33

Investment Results                                           35

Description of Ratings for Debt Securities                   38

Financial Statements                                         attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE
PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

INVESTMENT POLICIES -- Up to 20% of the fund's total assets may be invested in tax-exempt securities that are rated Ba and BB or by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's) (or equivalent securities that are not rated). These bonds are commonly known as "high-yield, high-risk" bonds or "junk" bonds. See "Description of Ratings for Debt Securities" below.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market as will the value of the fund's assets.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public
facilities.   Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20% of assets, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the
date of the agreement.   When the fund agrees to sell such securities, it does
not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use their transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would exceed 100% if each security in the fund's portfolio was replaced once every year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last 10 years.

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- The following describes certain risks relating to debt obligations of California issuers. This information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Prospectus. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of public entities to pay their obligations.

 The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

 Certain debt obligations held by the fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain state property and other state tax revenues and moneys from the state's general fund are appropriated by the state legislature each fiscal year for distribution to counties, cities and their various taxing entities, such as school districts, to assist such local entities in providing essential governmental functions, including those required by state law. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the fund may be impaired.

 Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real or personal property taxes as a source of revenue or may be leases subject to annual appropriation by the lessor.
Article XIIIA of the California Constitution limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed one percent of the full cash value of the property, and effectively prohibits the levying of any other ad valorem property tax, even with voter approval. Full cash value is defined as the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraisal value of real property when purchased, newly constructed, or when a change in ownership has occurred after the 1975 assessment. The full cash value is subject to annual adjustment to reflect inflation at a rate not to exceed two percent or a reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. Article XIIIB of the California Constitution limits the amount of appropriations of state and of local governments from "proceeds of taxes" to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and certain other adjustments. Both Article XIIIA and Article XIIIB were adopted by the people of the State of California pursuant to the State's initiative constitutional amendment process.

  Certain debt obligations held by the fund may be obligations payable solely from lease payments on real property leased to the state, cities, counties or their various public entities, especially since the adoption of Article XIIIA described above because such leases are structured so as not to create a statutory "debt" of the leasing entity. However, to insure that a debt is not technically created, California law requires that the lessor is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessor does not agree to pay lease payments beyond the current fiscal year; it only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted.
Each of these factors presents a risk that the lease financing obligations held by the fund would not be paid in a timely manner.

 Proposition 62 was approved by the voters in 1986 and fully activated in 1995 by a state Supreme Court ruling. Proposition 62 took away general law cities' and counties' authority to impose other general purpose taxes without voter approval.

 On November 5, 1996, Proposition 218 was accepted by a majority of California voters. Proposition 218 constrains local governments' ability to impose "property-related" fees, assessments and taxes. This measure applies to all cities, counties, special districts, redevelopment agencies and school districts in California. This amendment basically extends to charter cities the same voter approval requirements now imposed under Proposition 62 on general law cities and counties.

 Certain debt obligations held by the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

 The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for nonemergency inpatient services to Medi-Cal beneficiaries, generally on a flat per diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges. It is expected that hospitals that do not contract with health plans and insurers will experience some decrease in patient census.

 Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, William M. Mercer, Incorporated ("Mercer") prepared a study dated August 1997 ("1997 Actuarial Study") to evaluate, among other matters, (1) the reserve sufficiency of the Health Facility Construction Loan Insurance Fund ("HFCLIF") as of June 30, 1996 and (2) the risk to the State General Fund from the California Health Facility Construction Loan Insurance Program. In the 1997 Actuarial Study, Mercer concluded that the HFCLIF, on a cash flow basis, under normal and expected conditions, should maintain a positive balance over the next 15 years whether or not it insures new loans. Mercer ran a number of simulations, however, varying the parameters of the normal and expected conditions and incorporating the possibility of extraordinary events. Under all the scenarios tested, the HFCLIF balance remained positive in the short term of three to five years, but could become negative in the long term of 10 to 15 years depending on the likelihood of extraordinary events and on whether new loans were insured. The actual HFCLIF reserve as of June 30, 1996 was $140.5 million.
The 1997 Actuarial Study reports that under the California Division of Insurance fully funded or accrual basis standard for financial guaranty insurance companies, to which the HFCLIF is not subject, the required HFCLIF balance would be $237.5 million. In the event of a default, any debenture payable form the HFCLIF would become payable on a par with general obligations bonds issued by the State.

 Certain debt obligations held by the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property.
California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

 Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

 In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

 Certain debt obligations held by the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

 Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

 From 1990 to 1993, California (the "State") faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to have exceeded 800,000. California's economy has been recovering and growing steadily stronger since the start of 1994. The rate of economic growth in California in 1996, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 350,000 jobs during 1996, surpassing its pre-recession employment peak of 12.7 million jobs. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6 percent rage in mid-1997, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew, with particularly large gains in the Silicon Valley region of Northern California. Personal income grew by over 7 percent or $55 billion in 1996. The residential construction sector of the State's economy remained weak in 1996, with permits for new housing increasing modestly from the previous year. In addition, the restructuring and consolidation occurring in California's aerospace and financial services industries, while aimed at making the companies involved more efficient and competitive in the longer term, has produced some negative economic consequences in the shorter term, including an uncertain job outlook for many workers.

 The recession affected State tax revenues, which mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. (The General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund.) As a result, the State experienced recurring budget deficits. With the end of the recession, the State's financial condition has improved in the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. As of June 30, 1997, the State's budget reserve had a positive cash balance of $281 million. No deficit borrowing has occurred at the end of the last two fiscal years and the State's cash flow borrowing was limited to $3 billion in 1996-97.

 On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools"), filed for protection under Chapter 9 of the federal Bankruptcy Code. On June 12, 1996, Orange County emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent.

 Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August, 1995 the credit rating of the County's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the County's health care system. In addition, the County was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June, 1997, the Los Angeles County Board of Supervisors approved an approximately $12 billion 1997-98 budget containing measures to eliminate a $157 million deficit. The County's budgetary difficulties have continued and their effect, as well as the effect of the improving California economy, on the 1997-1998 budget is still uncertain.

1997-98 Fiscal Year Budget

 On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 levels), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million of vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billlion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

The following are major features of the 1997-98 Budget Act:

 1. For the second year in a row, the Budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years.

 2. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. In May, 1997, the California Supreme Court in PERS V. WILSON made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, at the Governor's direction, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. No provision exists for any additional payments relating to this court case.

 3. Continuing the third year of a four-year "compact" which the State Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

 4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

 5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program.

 6. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants.

 7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

 Subsequent to the adoption and signature of the Budget Act, the Governor and Legislature reached certain agreements related to State expenditures and taxes, including support, on an annual basis, for a $931 million (by full implementation in the 1999-2000 fiscal year) tax cut aimed primarily at middle income families but also including businesses, $480 million to provide health insurance for uninsured children, $450 million to pay for county courts, $300 million for pay raises for State employees, and $52 million for tuition cuts for California public universities and community colleges. These agreements mostly will affect budgets in future fiscal years and their impact on the State's budget and the State's support for local governments is uncertain.

 THE FOREGOING DISCUSSION OF THE 1997-98 FISCAL YEAR BUDGET IS BASED IN LARGE PART ON STATEMENTS MADE IN A RECENT "PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY THE STATE OF CALIFORNIA. IN THAT DOCUMENT, THE STATE INDICATED THAT ITS DISCUSSION OF THE FISCAL YEAR BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

State Indebtedness

 As of August 1, 1997, the State had over $17.82 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of aprpoximately $8.26 billion remained unissued as of Augst 1, 1997. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of August 1, 1997, the State had approximately $6.17 billion of outstanding Lease-Purchase
Debt.

 In addition to the general obligation bonds, State agencies and authorities had approximately $19.09 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1997. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

Litigation

 The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Ratings

 Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition [or encumbrance of securities or assets of, or borrowings] by the fund. These restrictions provide that the fund may not:

  1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to legal or contractual restrictions on disposition;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

  15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

 17. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.

 For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

 For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

 Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Another policy of the fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

                          TRUST OFFICERS AND TRUSTEES
                       Trustees and Trustee Compensation

NAME,       POSITION WITH   PRINCIPAL OCCUPATION(S)   AGGREGATE COMPENSATION     TOTAL COMPENSATION       TOTAL NUMBER OF
ADDRESS     REGISTRANT      DURING PAST 5 YEARS       (INCLUDING VOLUNTARILY     (INCLUDING VOLUNTARILY   FUND BOARDS ON
AND AGE                     (POSITIONS WITHIN THE     DEFERRED COMPENSATION/1/)  DEFERRED                 WHICH TRUSTEE
                            ORGANIZATIONS LISTED MAY  FROM THE FUND DURING       COMPENSATION/1/) FROM    SERVES/2/
                            HAVE CHANGED DURING THIS  FISCAL YEAR ENDED          ALL FUNDS MANAGED BY
                            PERIOD)                   AUGUST 31, 1997            CAPITAL RESEARCH AND
                                                                                 MANAGEMENT
                                                                                 COMPANY/2/ FOR THE YEAR
                                                                                 ENDED AUGUST 31, 1997

H. Frederick Christie   Trustee    Private Investor.  Former   $2,300 /3/            $163,500               18
P.O. Box 144                       President and Chief
Palos Verdes Estates, CA 90274     Executive Officer, The
Age:  64                           Mission Group (non-utility
                                   holding Company, subsidiary
                                   of  Southern California
                                   Edison Company)

+Don R. Conlan           Trustee   President (retired), The    none/4/               none/4/               12
1630 Milan Avenue                  Capital Group Companies,
South Pasadena, CA 91030           Inc.
Age:  61

Diane C. Creel           Trustee   CEO and President,          $2,300                $43,000               12
100 W. Broadway                    The Earth Technology
Suite 5000                         Corporation (international
Long Beach, CA 90802               consulting engineering)
Age:  48

Martin Fenton, Jr.       Trustee   Chairman, Senior Resource   $2,700 /3/           $132,600               16
4350 Executive Drive               Group (management of
Suite 101                          senior living centers)
San Diego, CA  92121-2116
Age:  62

Leonard R. Fuller        Trustee   President, Fuller &         $2,300/3/             $46,200                12
4337 Marina City Drive             Company, Inc.
Suite 841 ETN                      (financial management
Marina del Rey, CA 90292           consulting
Age:  51                           firm)

+* Abner D. Goldstine    President,    Senior Vice President and    none/4/           none/4/               12
Age:  67                 PEO and       Director, Capital Research
                         Trustee       and Management Company

+** Paul G. Haaga, Jr.   Chairman of   Executive Vice President    none/4/            none/4/               14
Age:  48                 the Board     and Director, Capital
                                       Research and Management
                                       Company

Herbert Hoover III       Trustee   Private Investor             $1,900                $68,000                14
1520 Circle Drive
San Marino, CA 91108
Age:  69

Richard G. Newman        Trustee   Chairman, President and      $2,700/3/             $98,000               13
3250 Wilshire Boulevard            CEO,
Los Angeles, CA 90010-1599         AECOM Technology
Age:  62                           Corporation
                                   (architectural engineering)

Peter Valli              Trustee   Retired.  Former Chairman    $2,700/3/             $46,200                12
45 Sea Isle Drive                  and CEO, BW/IP
Long Beach, CA 90803               International Inc. (industrial
Age:  70                           manufacturing)


+ Trustees who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($4,005), Martin Fenton, Jr. ($8,945), Leonard
R.  Fuller ($1,081), Richard G. Newman ($15,213) and Peter C. Valli
($11,431).

/4/ Don R. Conlan, Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                         OFFICERS
           (with their principal occupations during the past five years)#

NAME AND ADDRESS           AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
                                   WITH THE FUND    PAST 5 YEARS

Neil L. Langberg           44      Senior Vice      Vice President - Investment Management
11100 Santa Monica Blvd.            President        Group, Capital Research and Management
Los Angeles, CA 90025                               Company

Michael J. Downer          43      Vice President   Senior Vice President - Fund Business
333 South Hope Street                               Management Group, Capital Research and
Los Angeles, CA 90071                               Management Company

Mary C. Hall               39      Vice President   Senior Vice President - Fund Business
135 South State College Blvd.                            Management Group, Capital Research and
Brea, CA 92821                                      Management Company

Julie F. Williams          49      Secretary        Vice President - Fund Business
333 South Hope Street                               Management Group, Capital Research and
Los Angeles, CA 90071                               Management Company

Anthony W. Hynes, Jr.      34      Treasurer        Vice President - Fund Business
135 South State College Blvd.                            Management Group, Capital Research and
Brea, CA 92821                                      Management Company

Kimberly S. Verdick        32      Assistant        Assistant Vice President - Fund Business
333 South Hope Street              Secretary        Management Group, Capital Research and
Los Angeles, CA 90071                               Management Company

Todd L. Miller             38      Assistant        Assistant Vice President - Fund Business
135 South State College Blvd.           Treasurer        Management Group, Capital Research and
Brea, CA 92821                                      Management Company


# Positions within the organizations listed may have changed during this period

 No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $900 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of October 1, 1997, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the Trust and the Investment Adviser will continue in effect until May 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Trust for its acts or omissions in the performance of its obligations to the Trust not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser receives a fee at an annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $290million and gross investment income levels of 4%, 5%, 6%, 7% and 8% management fees would be 0.35%, 0.38%, 0.41%, 0.44% and 0.47%, respectively. For the purpose of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data

 During the fiscal years ended August 31, 1997, 1996, and 1995, the Investment Adviser's total fees amounted to $1,088,000, $1,018,000, and $943,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1997 amounted to $131,000 after allowance of $520,000 to dealers. During the fiscal years ended August 31, 1996 and 1995 the Principal Underwriter retained $138,000 and $100,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the Trust due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust is committed to the discretion of the Trustees who are not "interested persons" during the
existence of the Plan.   Plan expenditures are  reviewed quarterly and must be
renewed annually by the Board of Trustees.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 100 or more eligible employees). During the Trust's fiscal year ended August 31, 1997, the fund paid or accrued $614,000 under the Plan as compensation to dealers. As of August 31, 1997, accrued and unpaid distribution expenses were $123,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

FEDERAL TAXES -- The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to meet these distribution requirements to avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%; and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.

 In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than 18 months) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

 Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

CALIFORNIA TAXES -- The fund itself is not subject to tax in California if it qualifies for exemption from federal tax under the Code as described above, but with the additional requirement that it derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held for less than three months..

 If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Municipal Securities"), the fund will be qualified to pay dividends exempt from California corporate or personal income tax (but not California franchise tax) to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the fund fails to so qualify, no part of the fund's dividends will be exempt from California corporate or personal income tax.

 Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year that is exempt from California corporate or personal income tax. The total amount of California exempt-interest dividends paid by the fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California Municipal Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of additional fund securities and dividends paid to the fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid by the fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the fund from California Municipal Securities for such year in the same ratio as such interest from California Municipal Securities bears to the total gross income earned by the fund for the year. The effect of this accounting convention is that amounts of interest from California Municipal Securities received by the fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

 California has "conformity legislation" making federal alternative minimum tax provisions generally applicable for California personal and corporate income tax purposes; however, California does not include interest on private activity bonds as an item of tax preference for personal and corporate income tax purposes. Under these rules, dividends from the fund attributable to interest on all tax-exempt obligations may be includable in adjusted book income and adjusted current earnings for purposes of the alternative minimum tax on corporations.

 In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Securities held by the fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes--Federal Taxes" above.

 Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gain distributions or ordinary dividends as appropriate. Under California law, ordinary income and capital gains currently are taxed at the same rate. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for California corporate or personal income tax purposes if the fund distributes California exempt-interest dividends during the shareholder's taxable year.

 The foregoing is only a summary of some of the important California corporate or personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable from income for California income tax purposes only. Any dividends paid to fund shareholders subject to California state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to California franchise tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of fund dividends and as to their particular California tax situation in general.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT                     ADDITIONAL INVESTMENTS

                See "Investment Minimums and           $50 minimum (except where a lower minimum is
                Fund Numbers" for initial investment   noted under "Investment Minimums and Fund
                minimums.                              Numbers").

BY CONTACTING   Visit any investment dealer who is     Mail directly to your investment
YOUR            registered in the state where the      dealer's address printed on your
INVESTMENT      purchase is made and who has a         account statement.
DEALER          sales agreement with American
                Funds Distributors.

BY MAIL         Make your check payable to the         Fill out the account additions form at the bottom of a
                fund and mail to the address           recent account statement, make your check payable
                indicated on the account               to the fund, write your account number on your
                application.  Please indicate an       check, and mail the check and form in the envelope
                investment dealer on the account       provided with your account statement.
                application.

BY TELEPHONE    Please contact your investment         Complete the "Investments by Phone" section on
                dealer to open account, then follow    the account application or American FundsLink
                the procedures for additional          Authorization Form.  Once you establish the
                investments.                           privilege, you, your financial advisor or any person
                                                       with your account information can call American
                                                       FundsLine(R) and make investments by telephone
                                                       (subject to conditions noted in "Telephone and
                                                       Computer Purchases, Redemptions and
                                                       Exchanges" below).

BY COMPUTER     Please contact your investment         Complete the American FundsLink Authorization
                dealer to open account, then follow    Form.  Once you establish the privilege, you, your
                the procedures for additional          financial advisor or any person with your account
                investments.                           information may access American FundsLine
                                                       OnLine(SM) on the Internet and make investments
                                                       by computer (subject to conditions noted in
                                                       "Telephone and Computer Purchases, Redemptions
                                                       and Exchanges" below).

BY WIRE         Call 800/421-0180 to obtain your       Your bank should wire your additional investments
                account number(s), if necessary.       in the same manner as described under "Initial
                Please indicate an investment          Investment."
                dealer on the account.  Instruct your
                bank to wire funds to:
                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the account of:
                American Funds Service Company
                a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000    2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)


 Commissions of up to 1% will be paid, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during the current fiscal year, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period is added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price. The net asset value per share of money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

 The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

  2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

  3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                REDEEMING SHARES

By writing to American Funds Service      Send a letter of instruction specifying the name of the fund,
Company (at the appropriate address       the number of shares or dollar amount to be sold, your name
indicated under "Fund Organization        and account number.  You should also enclose any share
and Management - Principal                certificates you wish to redeem.  For redemptions over
Underwriter and Transfer Agent" in the    $50,000 and for certain redemptions of $50,000 or less (see
prospectus)                               below), your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of
                                          Securities Dealers, Inc. that is an eligible guarantor
                                          institution, bank, savings association, or credit union.   You
                                          should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment dealer      If you redeem shares through your investment dealer, you
                                          may be charged for this service.  SHARES HELD FOR YOU IN
                                          YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                                          THROUGH THE DEALER.

You may have a redemption check           You may use this option, provided the account is registered
sent to you by using American             in the name of an individual(s), a UGMA/UTMA custodian, or
FundsLine (R) or American FundsLine       a non-retirement plan trust.  These redemptions may not
Online(SM) or by telephoning, faxing,     exceed $50,000 per shareholder per day per fund account
or telegraphing American Funds            and the check must be made payable to the shareholder(s) of
Service Company (subject to the           record and be sent to the address of record provided the
conditions noted in this section and in   address has been used with the account for at least 10 days.
"Telephone and Computer Purchases         See "Fund Organization and Management - Principal
Redemptions and Exchanges" below)         Underwriter and Transfer Agent" in the prospectus and
                                          "Exchange Privilege" below for the appropriate telephone or fax number.

In the case of the money market funds,    Upon request (use the account application for the money
you may have redemptions wired to         market funds) you may establish telephone redemption
your bank by telephoning American         privileges (which will enable you to have a redemption sent to
Funds Service Company ($1,000 or          your bank account) and/or check writing privileges.  If you
more) or by writing a check ($250 or      request check writing privileges, you will be provided with
more)                                     checks that you may use to draw against your account.
                                          These checks may be made payable to anyone you
                                          designate and must be signed by the authorized number of
                                          registered shareholders exactly as indicated on your
                                          checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, AND PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine Online(SM)(see "American FundsLine(R) and American FundsLine Online(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine Online(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine Online(SM) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R) and American FundsLine Online(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem your shares if the shares owned by you through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders of that series or Class, (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). Prior notice of at least 60 days will be given to you before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended August 31, 1997 and 1996 amounted to $244,000 and $82,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company (AFS), a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. It was paid a fee of $66,000 for the fiscal year ended August 31, 1997.

INDEPENDENT ACCOUNTANTS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th floor, Los Angeles, CA 90017, has served as the Trust's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS -- The Trust's fiscal year ends on August 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by Deloitte & Touche LLP whose selection is determined annually by the Board of Trustees.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of independent auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- AUGUST 31, 1997



Net asset value and redemption price per share
 (Net assets divided by shares outstanding)       $16.22



Offering price per share (100/95.25 of per share
 net asset value, which takes into account the    $17.03
 fund's current maximum sales charge)


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Trust was organized, and California, where the Trust's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS -- All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares. At such meeting, a trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.

 The Trust currently issues shares in one series, but the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series will be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

                               INVESTMENT RESULTS

 The fund's yield was 4.17% based on a 30-day (or one month) period ended August 31, 1997 computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 45.2% for the 30-day (or one month) period ended August 31, 1997 was 7.61%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

 The fund's total return over the past 12 months and average annual total returns for the past five-year and ten-year periods ending on August 31, 1997 were 3.61%, 6.04% and 7.18%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)/n/ = ERV. During its lifetime, the fund had a total return of 100.7%.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund may provide lifetime average total return figures.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                  ... and taken all

                                                  distributions in shares,

If you had invested                               your investment would

$10,000 in the fund                               have been worth this

this many years ago...                            much at August 31, 1997

|                                                 |

                         Periods

Number of Years          9/1-8/31                 Value



1                        1996-1997                $10,361

2                        1995 - 1997                10,952

3                        1994 - 1997                 11,840

4                        1993 - 1997                 11,849

5                        1992 - 1997                 13,407

6                        1991 - 1997                 14,795

7                        1990 - 1997                 16,510

8                        1989 - 1997                 17,156

9                        1988 - 1997                 18,947

10                       1987 - 1997                 19,998

lifetime                 1986*- 1997                 20,070


  ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
    (For the lifetime of the Fund October 28, 1986 through August 31, 1997)

                    COST OF SHARES                                               VALUE OF SHARES**


Fiscal                             Total       From        From         From

Year End   Annual     Dividends    Investment   Initial     Capital Gains   Dividends   Total

Aug. 31    Dividends   (cumulative)   Cost        Investment   Reinvested    Reinvested   Value



1987*      $ 431      $ 431        $ 10,431    $ 9,147     $ 0          $ 415       $ 9,562

1988       582        1,013        11,013      9,087       0            1,002        10,089

1989       651        1,664        11,664      9,440       0            1,700        11,140

1990       682        2,346        12,346      9,247       0            2,334        11,581

1991       724        3,070        13,070      9,727       0            3,192       12,919

1992       771        3,841        13,841      10,140      0            4,118       14,258

1993       806        4,647        14,647      10,867      0            5,256       16,123

1994       875        5,522        15,522      10,267      57           5,820       16,144

1995       932        6,454        16,454      10,493      58           6,910       17,461

1996       949        7,403        17,403      10,520      58           7,869       18,447

1997       996        8,399        18,399      10,813      161          9,096       20,070


*  From inception on October 28, 1986
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

The dollar amount of capital gain distributions during the period was $160.

 Note that past results are not an indication of future investment results.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS --

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES --

 "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

  "The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

 The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1997
                                                                        Principal    Market
                                                                           Amount     Value
                                                                            (000)     (000)
Tax-Exempt Securities Maturing in More than
 One Year - 94.79%

Educational Facilities Authority, Revenue Bonds
 (University of San Francisco), Series 1996, MBIA
 Insured, 5.70% 2011                                                       $1,190    $1,282
Health Facilities Financing Authority:
 Hospital Revenue Bonds:
  Downey Community Hospital, Series 1993, 5.75% 2015                          6400      6443
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                        2000      1978
  Pacific Presbyterian Medical Center, Insured
   Variable Rate Demand, 1985 Series B,
   6.75% 2015 (Prerefunded 2002)                                              4000      4377
  St. Joseph Health System:
   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                               1250      1337
   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                               4000      4430
 Hospital Revenue Refunding Bonds (Saint Francis
  Memorial Hospital), Series 1993A, 5.75% 2005                                1150      1210
Housing Finance Agency:
 Home Mortgage Revenue Bonds:
  1991 Series A, 7.35% 2011                                                    550       582
  1991 Series G, 6.95% 2011                                                    780       818
  1995 Series K, 5.55% 2021                                                    905       923
  1997 Series H, MBIA Insured, 5.50% 2017                                     3250      3261
 Single Family Mortgage Purchase Bonds, Series B2,
  AMBAC Insured, 5.70% 2007                                                   3420      3493
Maritime Infrastructure Authority,
 Airport Revenue Bonds (San Diego Unified Port
 District Airport Project-Lindbergh Field), Series 1995,
 AMBAC Insured, 5.00% 2020                                                    2265      2106
Pollution Control Financing Authority:
 Pollution Control Revenue Bonds (Pacific Gas and
  Electric Co.):
   1992 Series B, 6.35% 2009                                                  4400      4708
   1993 Series B, AMBAC Insured, 5.85% 2023                                   1000      1016
 Resource Recovery Revenue Bonds, Waste Management Inc.
  Guarantee Bond, Series A, 7.15% 2011                                        4500      4896
  Solid Waste Disposal Revenue Bonds (CanFibre
   of Riverside Project), Series 1997A,
   9.00% 2019                                                                 4000      4038
 Solid Waste Revenue Bonds (Keller Canyon Landfill
  Co. Project), BFI Corp. Guarantee, Series 1992:
   5.80% 2016                                                                 1250      1271
   6.875% 2027                                                                5200      5730
Public Works Board, Lease Revenue Bonds:
 California Community Colleges (Various Community
  College Projects), 1994 Series B, 6.75% 2005                                1000      1137
 The Regents of the University of California,
  Various University of California Projects:
   1993 Series B, MBIA Insured, 5.50% 2014                                    1500      1561
   1993 Series A, 5.50% 2021                                                  1000       986
 Department of Corrections, State Prison:
  Imperial County, 1991 Series A, 6.50% 2017                                  1000      1139
  Lassen County (Susanville), 1993 Series D:
   5.25% 2015                                                                 2000      2010
   5.375% 2018                                                                1600      1558
  Refunding Revenue Bonds (1989 Multiple Purpose
   Projects), Series C, AMBAC Insured, 5.00% 2023                             2000      1870
 1991 Certificates of Participation (UCLA Central
  Chiller/Cogeneration Facility), 7.00% 2015
  (Prerefunded 1999)                                                          1250      1349
Rural Home Mortgage Finance Authority, Single Family
 Mortgage Revenue Bonds (Mortgage-Backed Securities
 Program):
  1995 Series B, 7.75% 2026                                                   2845      3231
  1996 Series A, 7.75% 2027                                                   1205      1373
Statewide Communities Development Authority:
 Certificates of Participation, J. Paul Getty Trust,
  5.00% 2015                                                                  1000       965
 Hospital Revenue Certificates of Participation,
  Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                        1900      2152
 St. Joseph Health System Obligated Group,
  Certificates of Participation, 5.50% 2014                                   3000      3009
 Sisters of Charity of Leavenworth Health Services
  Corp., Certificates of Participation, Series 1994,
  5.00% 2023                                                                  2000      1857
Department of Water Resources, Central Valley Project,
 Water System Revenue Bonds:
  Series F, 7.25% 2010                                                         500       520
  Series O, MBIA Insured, 5.00% 2022                                          2000      1890
  Series H, 6.90% 2025 (Prerefunded 2000)                                     2000      2173
Alameda Public Financing Authority, 1997 Revenue Bonds
  (Marina Village Assessment District Bond Refinancing):
   6.05% 2008                                                                 1110      1135
   6.125% 2009                                                                1340      1370
   6.375% 2014                                                                1100      1124
County of Alameda, 1993 Refunding Certificates of
 Participation (Santa Rita Jail Project), MBIA Insured,
 5.375% 2009                                                                  1500      1577
Anaheim Public Financing Authority, Lease Revenue Bonds
 (Anaheim Public Improvements Project), Senior Lease
 Revenue Bonds, 1997 Series A, FSA Insured, 6.00% 2024                        1500      1643
Association of Bay Area Governments Finance Authority
 For Nonprofit Corporations, Certificates of Participation
 (Stanford University Hospital), Series 1993:
  5.75% 2005                                                                  2240      2388
  5.50% 2013                                                                  2500      2513
Redevelopment Agency of the City of Burbank
  (Golden State Redevelopment Project), Tax
  Allocation Bonds, 1993 Series A:
   6.00% 2013                                                                 1500      1549
   6.00% 2023                                                                 1000      1022
Castaic Lake Water Agency Financing Corp., Refunding
 Revenue Certificates of Participation (Water System
 Improvement Projects), MBIA Insured, Series 1994A,
 7.25% 2010                                                                   1400      1715
Central Valley Financing Authority, Cogeneration
 Project Revenue Bonds (Carson Ice-Gen Project),
 Series 1993:
  6.10% 2013                                                                  3000      3117
  6.20% 2020                                                                  5000      5194
Del Mar Race Track Authority, Revenue Refunding Bonds,
 Series 1996, 6.00% 2001                                                      1750      1808
East Bay Municpal Utility District (Alameda and Contra
 Costa Counties), Wastewater System Subordinated Revenue
 Refunding Bonds, Series 1996, FGIC Insured, 5.00% 2026                       2230      2091
Foothill/Eastern Transportation Corridor Agency, Toll
 Road Revenue Bonds, Series 1995A, 6.00% 2016                                 2500      2597
City of Fremont, Multifamily Housing Revenue Refunding
 Bonds (Durham Greens Project), Issue A of 1995,
 5.40% 2026                                                                   3000      3120
City of Fresno, Sewer System Revenue Bonds, Series 1993A
 AMBAC Insured, 5.25% 2019                                                    1000       988
Kern High School District (County of Kern), General
 Obligation Refunding Bonds, Series 1996A,
 MBIA Insured, 6.60% 2016                                                     1000      1155
City of Long Beach:
 Financing Authority Revenue Bonds,
  Series 1992, AMBAC Insured, 6.00% 2017                                       750       821
 Harbor Revenue Bonds, Series 1993, 5.125% 2018                               1000       943
City of Los Angeles:
 Convention and Exhibition Center Authority,
  Certificates of Participation:
   7.375% 2018 (Prerefunded 1999)                                             2500      2696
   7.00% 2020 (Prerefunded 1999)                                              2000      2143
 Harbor Department Revenue Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                               1750      2190
  Issue 1995, Series B, 6.625% 2025                                           4750      5118
 Metropolitan Transportation Authority:
  Proposition A Sales Tax Revenue Refunding Bonds,
   Series 1993-A, FGIC Insured, 5.00% 2021                                    2000      1876
  Proposition C Sales Tax Revenue Bonds, Second
   Senior Bonds, Series 1995-A, AMBAC Insured,
   5.00% 2025                                                                 1000       935
 Multifamily Housing Revenue Bonds (GNMA Collateralized -
  Ridgecroft Apartments Project), Series 1997E,
  6.125% 2027                                                                 2005      2049
 Transportation Commission, Sales Tax Revenue Bonds:
  Series 1989, 7.00% 2019                                                     2250      2401
  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                                2500      2773
 Waste Water System Revenue Bonds, Series 1990-B,
  7.15% 2020 (Prerefunded 2000)                                               1000      1097
 Department of Water and Power, Electric Plant Revenue Bonds,
  Issue of 1990:
   7.125% 2030 (Subject to Crossover Refunding 2000)                          2500      2711
   7.10% 2031 (Subject to Crossover Refunding 2001)                           3000      3275
County of Los Angeles, Capital Asset Leasing Corp.,
 Certificates of Participation (Marina del Rey), Series A:
  6.25% 2003                                                                  4635      4952
  6.50% 2008                                                                  6000      6368
Marin Municipal Water District Water Revenue Bonds,
 Series 1993, 5.65% 2023                                                      1000      1006
Northern California Public Power Agency, Geothermal Project
 #3, Special Revenue Bonds, 1993 Refunding Series A,
  5.60% 2006                                                                  3725      3835
Port of Oakland, Revenue Bonds,
 1992 Series E, MBIA Insured, 6.40% 2022                                      1670      1787
County of Orange:
 Aliso Viejo Special Tax Bonds of Community
  Facilities District No. 88-1, Series A of 1992:
   7.25% 2008 (Prerefunded 2002)                                              1500      1726
   7.35% 2018 (Prerefunded 2002)                                              4250      4908
 Local Transportation Authority, First Senior Fixed-Rate Bonds:
  AMBAC Insured, 6.00% 2007                                                   1000      1101
  MBIA Insured, 6.00% 2009                                                    1500      1657
 Recovery Certificates of Participation, 1996 Series A,
  MBIA Insured, 6.00% 2008                                                    3000      3285
City of Oxnard, Assessment District No.97-1-R
 (Pacific Commerce Center), Limited Obligation
  Refunding Bonds:
   5.50% 2004                                                                 1500      1524
   5.60% 2005                                                                 2920      2971
   5.70% 2006                                                                 1215      1241
South Orange County, Public Financing Authority,
 Special Tax Revenue Bonds, Series B (Junior Lien
  Bonds):
   6.55% 2002                                                                 1565      1623
   6.85% 2005                                                                 2715      2825
   7.00% 2006                                                                 1310      1366
City of Pasadena, Certificates of Participation (1990
 Capital Improvements Project), 7.00% 2003
 (Prerefunded 2000)                                                           1000      1098
Redevelopment Agency of the City of Pittsburg, Los
 Medanos Community Development Project, Tax Allocation
  Refunding Bonds, AMBAC Insured, Series 1993A,
   5.25% 2015                                                                 2195      2140
Pleasanton Joint Powers Financing Authority,
 Reassessment Revenue Bonds, 1993 Series A:
  5.70% 2001                                                                  3855      3997
  6.15% 2012                                                                  1870      1966
Redding Joint Powers Financing Authority, Solid Waste
 and Corporation Yard Revenue Bonds, 1993 Series A:
  5.00% 2018                                                                  4000      3701
  5.00% 2023                                                                  2000      1826
Sacramento City Financing Authority, 1991 Revenue
 Bonds, 6.80% 2020 (Prerefunded 2001)                                         5500      6151
Sacramento Cogeneration Authority, Cogeneration
 Project Revenue Bonds:
  (Campbell Soup Project), 1995 Series:
   6.00% 2003                                                                 1500      1595
   6.50% 2005                                                                 1100      1198
  (Proctor & Gamble Project), 1995 Series:
   7.00% 2005                                                                 1700      1905
   6.375% 2010                                                                3500      3792
   6.50% 2014                                                                 1000      1080
   6.50% 2021                                                                 4000      4279
Sacramento Municipal Utility District,
 Electric Revenue Bonds, 1997 Series K, AMBAC Insured,
  5.70% 2017                                                                  2500      2639
County of Sacramento:
 Laguna Creek Ranch/Elliott Ranch Community
  Facilities District No.1, Improvement Area
  No.2 Special Tax Refunding Bonds (Elliott Ranch):
   6.00% 2012                                                                  440       433
   6.30% 2021                                                                  500       500
 Single Family Mortgage Revenue Bonds
  (GNMA Mortgage-Backed Securities Program),
  Issue A of 1987, 9.00% 2019                                                 1500      2161
City of San Bernardino, SCH Health Care System Revenue
 Bonds (Sisters of Charity of the Incarnate Word,
 Houston, Texas), Series 1991 A, 7.00% 2021 (Prerefunded 2001)                2435      2718
County of San Bernardino, Certificates of
 Participation, Series B (Capital Facilities
 Project), 6.25% 2019 (Prerefunded 2001)                                      2000      2152
City of San Diego/MTDB Authority (San Diego Old Town
 Light Rail Transit Extension), 1993 Lease Revenue
 Bonds, 5.375% 2023                                                           1500      1464
County of San Diego, Reassessment District No. 97-1
  (4-S Ranch), Limited Obligation Improvement Bonds:
   5.90% 2007                                                                 1435      1427
   5.90% 2008                                                                 1000       990
City and County of San Francisco:
 Airports Commission, San Francisco International Airport
  Second Series Revenue Bonds, Issue 9B, 5.25% 2020                           1000       965
 Port Commission Revenue Refunding Bonds,
  Series 1994, 5.90% 2009                                                     1500      1552
 Redevelopment Agency:
  Lease Revenue Bonds, Series 1992 (George R. Moscone
   Convention Center), 5.50% 2018                                             2560      2516
  Residential Facility Revenue Bonds (Coventry Park
   Project), 1996 Series A, 8.50% 2026                                        5000      5184
County of San Joaquin, Certificates of Participation
 (1993 General Hospital Project), 6.625% 2020                                 2235      2406
San Joaquin Hills Transportation Corridor Agency
 (Orange County), Senior Lien Toll Road Revenue
 Bonds, 6.75% 2032                                                            1500      1615
Redevelopment Agency of the City of San Jose,
  Multifamily Housing Revenue Bonds
  (GNMA Collateralized - The Miraido Village), Series 1997A:
   5.30% 2012                                                                 1000       995
   5.65% 2022                                                                 1500      1490
Santa Ana Financing Authority, Police Administration
 and Holding Facility Lease Revenue Bonds, MBIA
 Insured, Series 1994A, 6.25% 2019                                            1000      1116
Santa Clara County Financing Authority, Lease Revenue
 Bonds (VMC Facility Replacement Project), AMBAC
 Insured, 1994 Series A, 7.75% 2009                                           2200      2794
Shafter Joint Powers Financing Authority Lease Revenue
 Bonds, 1997 Series A (Community Correctional Facility
 Acquisition Project):
  5.50% 2006                                                                  1535      1585
  5.95% 2011                                                                  1700      1768
South Tahoe Joint Powers Financing Authority, Refunding
 Revenue Bonds (South Tahoe Redevelopment Project Area
 No. 1), 1995 Series B, 6.25% 2020                                            3250      3363
Southern California Home Financing Authority, Single
 Family Mortgage Revenue Bonds (GNMA and FNMA
 Mortgage-Backed Securities Program), 1992 Series A,
 6.75% 2022                                                                   1105      1158
City of Stockton, Mello-Roos Revenue Bonds,
  Series 1997A, Community Facilities District
  No. 90-2 (Brookside Estates)(1):
   5.50% 2005                                                                 1560      1562
   5.75% 2008                                                                 1840      1843
   5.95% 2010                                                                 1000      1001
                                                                                  ---------
                                                                                      274113
                                                                                  ---------
Tax-Exempt Securities Maturing in
 One Year or Less - 5.64%
County of Contra Costa, 1997-1998 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 7/1/98                                  7400      7442
City of Los Angeles:
 State Building Authority, Lease Revenue Bonds,
  Department of General Services Lease,
  Series 1988 A, 7.50% 2011 (Prerefunded 1998)                                3500      3634
 Waste Water System Revenue Bonds,
  Series 1987, 8.125% 2017 (Prerefunded 1997)                                 1000      1027
County of Los Angeles, 1997-98 Tax and Revenue
 Anticipation Notes, Series A, 4.50% 6/30/98                                  3500      3520
Pollution Control Financing Authority,
  Pollution Control Refunding Revenue Bonds
  (Shell Oil Co. Project), 1991 Series A,
  3.35% 2010(2)                                                                700       700
                                                                                  ---------
                                                                                       16323
                                                                                  ---------
TOTAL TAX-EXEMPT SECURITIES (cost:$271,382,000)                                       290436
Excess of payables over cash and receivables                                            1270
                                                                                  ---------
                                                                                   $289,166
NET ASSETS                                                                        =========

(1)Represents a when-issued security.
(2)Coupon rate changes periodically.
See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1997     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $271,382)                                                $290,436
 Cash                                                                                        20
 Receivables for--
  Sales of fund's shares                                                $    217
  Accrued interest                                                         3,837          4,054
                                                                 ---------------    -----------
                                                                                        294,510
Liabilities:
 Payables for--
  Purchases of investments                                                 4,400
  Repurchases of fund's shares                                                99
  Dividends payable                                                          584
  Management services                                                         98
  Accrued expenses                                                           163          5,344
                                                                 ---------------    -----------
Net Assets at August 31, 1997--
 Equivalent to $16.22 per share on
 17,825,514 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                           $289,166
                                                                                      =========



Statement of Operations
for the year ended August 31, 1997
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                     $15,762

 Expenses:
  Management services fee                                                 $1,088
  Distribution expenses                                                      614
  Transfer agent fee                                                          66
  Reports to shareholders                                                     50
  Registration statement and prospectus                                       22
  Postage, stationery and supplies                                            23
  Trustees' fees                                                              16
  Auditing and legal fees                                                     34
  Custodian fee                                                               13
  Taxes other than federal income tax                                          4
  Other expenses                                                              14          1,944
                                                                 ---------------    -----------
   Net investment income                                                                 13,818
                                                                                    -----------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                        1,397
 Net unrealized appreciation:
  Beginning of year                                                       11,753
  End of year                                                             19,054
                                                                 ---------------
   Net increase in unrealized appreciation                                                7,301
                                                                                    -----------
   Net realized gain and increase in
    unrealized appreciation on investments                                                8,698
                                                                                    -----------
Net Increase in Net Assets Resulting
 from Operations                                                                        $22,516
                                                                                      =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                            Year ended August 31
                                                                            1997           1996
                                                                       ---------      ---------
Operations:
 Net investment income                                                 $  13,818      $  12,984
 Net realized gain on investments                                          1,397          1,373
 Net change in unrealized appreciation
  on investments                                                           7,301           (944)
                                                              ------------------    -----------
   Net increase in net assets
    resulting from operations                                             22,516         13,413
                                                              ------------------    -----------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                              (13,821)       (12,978)
  Distributions from net realized gain
   on investments                                                         (1,382)             -
                                                              ------------------    -----------
   Total dividends and distributions                                     (15,203)       (12,978)
                                                              ------------------    -----------

Capital Share Transactions:
 Proceeds from shares sold:
  3,438,562 and 3,016,709
  shares, respectively                                                    55,139         48,021
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  535,942 and 439,139 shares, respectively                                 8,594          6,983
 Cost of shares repurchased:
  2,150,063 and 2,264,964 shares,
  respectively                                                           (34,412)       (36,022)
                                                              ------------------    -----------
  Net increase in net assets
   resulting from capital share transactions                              29,321         18,982
                                                              ------------------    -----------
Total Increase in Net Assets                                              36,634         19,417
Net Assets:
 Beginning of year                                                       252,532        233,115
                                                              ------------------    -----------
 End of year                                                            $289,166       $252,532
                                                                     ===========    ===========

See Notes to Financial Statements

Per-Share Data and Ratios


                                                                      Year   ended  August       31
                                                                      1997    1996    1995     1994    1993

Net Asset Value, Beginning
 of Year                                                            $15.78  $15.74  $15.40  $16.30  $15.21
                                                                 --------- ------- ------- ------- -------
Income from Investment
 Operations:
 Net investment income                                                 .83     .84     .86     .84     .84
 Net realized and
  unrealized gain
  (loss) on investments                                                .53     .04     .34    (.84)   1.09
                                                                 --------- ------- ------- ------- -------
  Total income from
   investment operations                                              1.36     .88    1.20     .00    1.93
                                                                 --------- ------- ------- ------- -------
Less Distributions:
 Dividends from net
  investment income                                                   (.83)   (.84)   (.86)   (.84)   (.84)
 Distributions from net
  realized gains                                                      (.09)      -       -    (.06)      -
                                                                 --------- ------- ------- ------- -------
  Total distributions                                                 (.92)   (.84)   (.86)   (.90)   (.84)
                                                                 --------- ------- ------- ------- -------
Net Asset Value, End of Year                                        $16.22  $15.78  $15.74  $15.40  $16.30
                                                                 ========= ======= ======= ======= =======

Total Return*                                                        8.80%   5.65%   8.16%    0.13%  13.08%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                                                        $289    $253    $233    $226    $223
Ratio of expenses to average
 net assets                                                           .72%    .73%    .73%     .71%    .71%
Ratio of net income to
 average net assets                                                  5.15%   5.25%   5.65%    5.28%   5.36%
Portfolio turnover rate                                             15.68%  27.60%  41.36%  15.08%  16.82%


*Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "fund"), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
September 25, 1997

Tax Information (unaudited)

During the fiscal year ended August 31, 1997, the fund paid 82.8 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and 8.5 cents per share of capital gain distributions within the meaning of Section 852(b)(3)(C) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

                                 PART C
               THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                            OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Condensed Financial Information

 Included in Statement of Additional Information - Part B
  Investment Portfolio                    Notes to Financial Statements
  Statement of Assets and Liabilities     Selected Per-Share Data and Ratios
  Statement of Operations                 Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS:

  1. Copy of Declaration of Trust (May 1986) and Certificate of Amendment of Declaration of Trust (October 1986).
  2. Copy of By-laws.
  3. None.
  4. Copy of specimen share certificate.
  5. Copy of Investment Advisory and Service Agreement dated November 1, 1988.
  6. Copy of Principal Underwriting Agreement dated June 1, 1989, form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.
  7. None.
  8. Copy of form of Global Custody Agreement.
  9. On file (see SEC file Nos. 811-4694 and 33-6180)
 10. On file (see SEC file Nos. 811-4694 and 33-6180)
 11. Consent of independent auditors
 12. None.
 13. Copy of investment letter from the Investment Adviser relating to initial shares dated August 22, 1986.
 14. None.
 15. Copy of Plan of Distribution (12b-1) dated June 1, 1989.
 16. On file (see SEC file Nos. 811-4694 and 33-6180)
 17. Financial data schedule.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

Item 26. NUMBER OF HOLDERS OF SECURITIES.

  As of August 31, 1997.

                                    Number of

Title of Class                      Record-Holders



Shares of Beneficial                4,292

Interest (no par value)



ITEM 27.  INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VI of the Trust's By-Laws states:

   (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

 (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner
27.  INDEMNIFICATION (CONTINUED)
such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion.

 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking and security by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee, officer, distributor, investment adviser or controlling shareholder of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.

  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the SEC. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be deter mined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

      (B)          (1)                             (2)           (3)



      NAME AND PRINCIPAL             POSITIONS AND OFFICES       POSITIONS AND OFFICES

      BUSINESS ADDRESS                   WITH UNDERWRITER             WITH REGISTRANT



      David L. Abzug                 Regional Vice President     None

      27304 Park Vista Road

      Van Nuys, CA 91301











      John A. Agar                   Regional Vice President     None

      1501 N. University, Suite 227A

      Little Rock AR 72207



      Robert B. Aprison              Vice President              None

      2983 Bryn Wood Drive

      Madison, WI  53711



S     Richard L. Armstrong           Assistant Vice President    None



L     William W. Bagnard             Vice President              None



      Steven L. Barnes               Senior Vice President       None

      8000 Town Line Avenue South

      Suite 204

      Minneapolis, MN 55438



B     Carl R. Bauer                  Assistant Vice President    None



      Michelle A. Bergeron           Vice President              None

      4160 Gateswalk Drive

      Smyrna, GA 30080



      Joseph T. Blair                Senior Vice President       None

      27 Drumlin Road

      West Simsbury, CT  06092



      John A. Blanchard              Regional Vice President     None

      6421 Aberdeen Road

      Mission Hills, KS 66208



      Ian B. Bodell                  Senior Vice President       None

      P.O. Box 1665

      Brentwood, TN 37024-1665



      Michael L. Brethower           Vice President              None

      2320 North Austin Avenue

      Georgetown, TX  78626



      C. Alan Brown                  Regional Vice President     None

      4129 Laclede Avenue

      St. Louis, MO  63108



      Daniel C. Brown                Senior Vice President       None



H     J. Peter Burns                 Vice President              None







      Brian C. Casey                 Regional Vice President     None

      9508 Cable Drive

      Kensington, MD  20895



      Victor C. Cassato              Senior Vice President       None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80121



      Christopher J. Cassin          Senior Vice President       None

      111 W. Chicago Avenue, Suite G3
      Hinsdale, IL 60521





      Denise M. Cassin                Vice President             None

      1301 Stoney Creek Drive

      San Ramon, CA 94538



L     Larry P. Clemmensen            Director                    None



L     Kevin G. Clifford              Director, Senior Vice President   None



      Ruth M. Collier                Vice President              None

      145 West 67th St. Ste. 12K

      New York, NY  10023



S     David Coolbaugh                Assistant Vice President    None



      Thomas E. Cournoyer            Vice President              None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell           Senior Vice President       None

      4116 Woodbine Street

      Chevy Chase, MD 20815



L     Carl D. Cutting                Vice President              None



      Daniel J. Delianedis           Regional Vice President     None

      8689 Braxton Drive

      Eden Prairie, MN 55347



      Michael A. Dilella             Vice President              None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill                Senior Vice President       None

      505 E. Main Street

      Jenks, OK 74037





      Kirk D. Dodge                   Senior Vice President      None

      325 E. Eisenhower Parkway
      Suite 106, #16

      Ann Arbor, MI  48108



      Peter J. Doran                 Senior Vice President       None

      1205 Franklin Avenue

      Garden City, NY  11530



L     Michael J. Downer              Secretary                   Vice President



      Robert W. Durbin               Vice President              None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards               Vice President              None



L     Paul H. Fieberg                Senior Vice President       None



      John Fodor                      Vice President             None

      15 Latisquama Road

      Southborough, MA 01772



L     Mark P. Freeman, Jr.           Director, President         None



      Clyde E. Gardner               Senior Vice President       None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford            Vice President              None



      Jeffrey J. Greiner              Vice President             None

      12210 Taylor Road

      Plain City, OH 43064



L     Paul G. Haaga, Jr.             Director                    Chairman of the Board



B     Mariellen Hamann               Assistant Vice President    None



      David E. Harper                Senior Vice President       None

      R.D. 1, Box 210, Rte 519

      Frenchtown, NJ  08825



      Ronald R. Hulsey                Vice President             None

      6744 Avalon

      Dallas, TX  75214







      Robert S. Irish                Regional Vice President     None

      1225 Vista Del Mar Drive

      Delray Beach, FL 33483



L     Robert L. Johansen             Vice President, Controller   None



      Michael J. Johnston            Chairman of the Board       None

      630 Fifth Avenue, 36th Floor

      New York, NY 10111



B     Damien M. Jordan               Vice President              None

      V. John Kriss                  Senior Vice President       None

      P. O. Box 274

      Surfside, CA 90743



      Arthur J. Levine               Vice President              None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                  Assistant Vice President    None



      T. Blake Liberty               Regional Vice President     None

      1940 Blake Street, #303

      Denver, CO 80202



L     Lorin E. Liesy                 Assistant Vice President    None



L     Susan G. Lindgren              Vice President - Institutional   None

                                     Investment Services



S     Stella Lopez                   Vice President              None



LW    Robert W. Lovelace             Director                    None



      Steve A. Malbasa                Vice President             None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel               Senior Vice President       None

      5241 South Race Street

      Littleton, CO 80121



L     J. Clifton Massar              Director, Senior Vice President   None



L     E. Lee McClennahan             Senior Vice President       None



L     Jamie R. McCrary               Assistant Vice President    None



S     John V. McLaughlin             Senior Vice President       None



      Terry W. McNabb                Vice President              None

      2002 Barrett Station Road

      St. Louis, MO  63131



L     R. William Melinat             Vice President - Institutional   None

                                     Investment Services



      David R. Murray                  Vice President            None

      25701 S.E. 32nd Place

      Issaquah, WA  98027

      Stephen S. Nelson              Vice President              None

      P. O. Box 470528
      Charlotte, NC 28247-0528



      William E. Noe                 Regional Vice President     None

      304 River Oaks Road

      Brentwood, TN 37027



      Peter A. Nyhus                 Regional Vice President     None

      3084 Wilds Ridge Court

      Prior Lake, MN 55372



      Eric P. Olson                  Regional Vice President     None

      62 Park Drive

      Glenview, IL 60025



      Fredric Phillips                Vice President             None

      32 Ridge Avenue

      Newton Centre, MA  02159



B     Candance D. Pilgrim            Assistant Vice President    None



      Carl S. Platou                 Regional Vice President     None

      4021 96th Avenue, S.E.

      Mercer Island, WA 98040



L     John O. Post, Jr.              Vice President              None



S     Richard P. Prior               Assistant Vice President    None



      Steven J. Reitman              Vice President              None

      212 The Lane

      Hinsdale, IL  60521







      Brian A. Roberts                Vice President             None

      12025 Delmahoy Drive

      Charlotte, NC  28277



      George S. Ross                 Senior Vice President       None

      55 Madison Avenue

      Morristown, NJ  07962



L     Julie D. Roth                  Vice President              None



L     James F. Rothenberg            Director                    None



      Douglas F. Rowe                Regional Vice President     None

      30008 Oakland Hills Drive

      Georgetown, TX 78628



      Christopher Rowey              Regional Vice President     None

      9417 Beverlywood Street

      Los Angeles, CA 90034



      Dean B. Rydquist               Vice President              None

      1080 Bay Pointe Crossing

      Alpharetta, GA 30005



      Richard R. Samson              Vice President              None

      4604 Glencoe Avenue, Ste. 4

      Marina del Rey, CA  90292



      Joseph D. Scarpitti            Regional Vice President     None

      31465 St. Andrews

      Westlake, OH 44145



L     Daniel B. Seivert              Assistant Vice President    None



L     R. Michael Shanahan            Director                    None



      David W. Short                 Director, Senior Vice President   None

      1000 RIDC Plaza, Suite 212

      Pittsburgh, PA  15238



      William P. Simon, Jr.          Senior Vice President       None

      554 Canterbury Lane

      Berwyn, PA  19312







L     John C. Smith                   Vice President - Institutional Investment Services   None



L     Mary E. Smith                   Vice President - Institutional Investment Services   None



      Rodney G. Smith                Vice President              None

      100 N. Central Expressway, Suite 1214

      Richardson, TX  75080



      Nicholas D. Spadaccini         Regional Vice President     None

      855 Markley Woods Way

      Cincinnati, OH 45230



L     Kristen J. Spazafumo           Assistant Vice President    None



      Daniel S. Spradling            Senior Vice President       None

      4 West Fourth Avenue, Suite 406

      San Mateo, CA  94402



B     Max D. Stites                  Vice President              None



      Thomas A. Stout                Regional Vice President     None

      12913 Kendale Lane

      Bowie, MD 20715



      Craig R. Strauser              Regional Vice President     None

      3 Dover Way

      Lake Oswego, OR 97034



      Francis N. Strazzeri            Vice President             None

      31641 Saddletree Drive

      Westlake Village, CA 91361



L     Drew W. Taylor                 Assistant Vice President    None



S     James P. Toomey                 Vice President             None



I     Christopher E. Trede            Vice President             None



      George F. Truesdail            Vice President              None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith           Regional Vice President     None

      60 Reedland Woods Way

      Tiburon, CA 94920





H     Andrew J. Ward                 Vice President              None



L     David M. Ward                   Vice President -                             Institutional Investment Services


                                                                 None



      Thomas E. Warren               Regional Vice President     None

      1701 Starling Drive

      Sarasota, FL  34231



L     J. Kelly Webb                  Senior Vice President, Treasurer    None



      Gregory J. Weimer               Vice President             None

      125 Surrey Drive

      Canonsburg, PA  15317



B     Timothy W. Weiss               Director                    None



      N. Dexter Williams             Senior Vice President       None

      25 Whitside Court
      Danville, CA 94526



      Timothy J. Wilson              Regional Vice President     None
      113 Farmview Place

      Venetia, PA 15367



B     Laura L. Wimberly               Vice President             None



H     Marshall D. Wingo              Director, Senior Vice President   None



L     Robert L. Winston              Director, Senior Vice President   None



      Laurie B. Wood                 Regional Vice President     None

      3500 W. Camino de Urania

      Tucson, AZ 85741



      William R. Yost                Regional Vice President     None

      9320 Overlook Trail

      Eden Prairie, MN 55347



      Janet M. Young                 Regional Vice President     None

      1616 Vermont

      Houston, TX 77006



      Scott D. Zambon                Regional Vice President     None

      320 Robinson Drive

      Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Busines Address, 11100 Santa Monica Boulevard, Los Angeles, CA  90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c)           None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230 and 5300 Robin Hood Road, Norfolk, VA 23514.

 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32.  UNDERTAKINGS.

 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of October, 1997.

  THE AMERICAN FUNDS TAX-EXEMPT SERIES II
  By/s/ Paul G. Haaga, Jr.
  (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 27, 1997, by the following persons in the capacities indicated.

 SIGNATURE                                  TITLE

(1) Principal Executive Officer:
 /s/ Abner D. Goldstine                      President and Trustee
    (Abner D. Goldstine)

(2) Principal Financial Officer and Principal Accounting Officer:
 /s/ Anthony W. Hynes, Jr.                   Treasurer
       (Anthony W. Hynes, Jr.)

(3) Trustees:
 H. Frederick Christie*                      Trustee
 Don R. Conlan*/1/                           Trustee
 Diane C. Creel*                             Trustee
 Martin Fenton, Jr.*                         Trustee
 Leonard R. Fuller*                          Trustee
 /s/ Abner D. Goldstine                      President and Trustee
    (Abner D. Goldstine)
 /s/ Paul G. Haaga, Jr.                      Chairman of the Board
    (Paul G. Haaga, Jr.)
 Herbert Hoover III*                         Trustee
 Richard G. Newman*                          Trustee
 Peter C. Valli*                             Trustee

*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

/1/ Power of Attorney attached hereto.
 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

     /s/ Michael J. Downer
     Michael J. Downer

                               POWER OF ATTORNEY

 I, Don R. Conlan, the undersigned Trustee of The American Funds Tax-Exempt Series II, a Massachusetts business trust, revoking all prior powers of attorney given as a Trustee of The American Funds Tax-Exempt Series II do hereby constitute and appoint Michael J. Downer, Paul G. Haaga, Jr., Mary C. Hall, Anthony W. Hynes, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Trustee of said Trust to any and all Registration Statements of The American Funds Tax-Exempt Series II, File No. 33-6180, under the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Trust is registered to sell shares, and
(2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

 EXECUTED at Los Angeles, California, this 16th day of January, 1997.

  /s/ Don R. Conlan
  Don R. Conlan, Trustee